iShares®

iShares Trust

Supplement dated June 20, 2012

to the Prospectus dated February 1, 2012 (the “Prospectus”)

and Statement of Additional Information

dated February 1, 2012 (as revised March 2, 2012) (the “SAI”)

for the iShares Barclays CMBS Bond Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Fund.

Effective June 20, 2012, the number of shares in a Creation Unit of the Fund is 50,000 and the approximate value of one Creation Unit of the Fund is $2,500,000.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
IS-A-CMBS-S1

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